Exhibit 10.4

                         DEPARTMENT OF VETERANS AFFAIRS
                  Office of Acquisition and Materiel Management
                           National Acquisition Center
                                  P. 0. Box 76
                                 Hines IL 60141

December 5, 2002


Mr. Bob Sutaria, President                                  In Reply Refer To:
Interpharm, Inc.
3 Adams Avenue
Hauppauge, NY 11788-3605

Dear Mr. Sutaria:

Your firm's offer, dated October 15, 2002, and in response to Solicitation No. RFP-797-NC-02-0043, for Ibuprofen Tablets, is accepted. Contract number V797P-9089 has been assigned. This contract has a total yearly estimated value of $5,054,879, for the base contract performance period of 1/2/03 - 1/1/04, and the contract includes four one-year options. The accepted items and prices are as follows:

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    1)      400 mg, 100s                         53746-0131-01
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   2a)      400 mg, 500s                         53740-0131-05
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    3)      400 mg, 10,000                       53746-0131-00
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    4)      600 mg, 90s                          53746-0132-90
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    5)      600 mg, 100s                         53746-0132-01
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   6a)      600 mg, 500s                         53746-0132-05
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    7)      600 mg, 10,000                       53746-0132-00
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    8)      800 mg, 90s                          53746-0137-90
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    9)      800 mg, 100s                         53746-0137-01
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   10a)     800 mg, 500s                         53746-0137-05
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   11)      800 mg, 10,000                       53746-0137-00
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The prices awarded in this National Contract apply to purchases made by all facilities purchasing through the DoD PPV program, and for the following facilities purchasing through the VA PPV Program:
o All Department of Veterans Affairs (OVA) facilities
o All Indian Health Service (IHS) facilities
o Department Health and Human Service Supply Service Center at Perry Point (HHS)
o All Option 2 State Veteran Homes (see paragraph 2.2 State Veteran Homes).





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Upon mutual agreement between your company and the Government, other Government entities (OGA), Such as Federal Bureau of Prisons (BOP), State Veterans Homes
(SVH) with Sharing Agreements, and Immigration and Naturalization Services
(INS), may be added to the contract by contract modification. A list of the facilities currently eligible for contract pricing can be accessed at the following address HTTP://WWW.VA.GOV/OA&MM/NAC/PHARM/PHARMPV.HTM

Quarterly sales reports need to be submitted for the Items purchased against this national contract, 60 days after completion of the applicable quarter. The Government's fiscal year is
October lst through September 30th, therefore, your first report will be for sales of Jan/Feb/March (2nd Quarter of 2003), and is due no later than May 31, 2003.

Please do not hesitate to call me at 708/786-4946, if you have any questions regarding this award.

Sincerely,


Deborah Koval
Contracting Officer
Pharmaceutical Team
National Contract Service (049A1N1)





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